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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                September 2, 2003

                              UNIFIRST CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

        Massachusetts                    1-8504                  04-2103460
----------------------------     -----------------------     ------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

                68 Jonspin Road, Wilmington, Massachusetts 01887
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 658-8888
                                 --------------

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Item 2.  Acquisition or Disposition of Assets

         On September 2, 2003 UniFirst Corporation completed its acquisition of the business and assets of Textilease Corporation pursuant to the terms and conditions of a Stock Purchase Agreement, dated as of July 17, 2003, by and among UniFirst Corporation and all of the stockholders of Textilease Corporation
(the "Stock Purchase Agreement"). The acquisition, structured as an acquisition by UniFirst of all of the stock of Textilease directly from its stockholders, was previously announced on July 18, 2003. Textilease, headquartered in Beltsville, Maryland, had fiscal year 2002 revenues of $95 million. Prior to the acquisition, Textilease serviced over 25,000 uniform and textile products customers from 12 locations in six southeastern states, and also serviced a wide range of large and small first-aid service customers from additional specialized facilities. UniFirst Corporation intends to continue to utilize the plant, equipment and other physical property acquired in the acquisition in furtherance of providing uniform and first-aid/medical services.

         The purchase price of $178 million in cash, less assumed debt, was financed as part of a new $285 million unsecured revolving credit agreement, with Fleet National Bank as Administrative Agent and Sun Trust Bank as
Syndication Agent.

         The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement attached hereto as Exhibit 2.1.

         The press release issued by UniFirst Corporation with respect to the completion of the acquisition of Textilease Corporation is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.
     The financial statements of Textilease required to be filed as part of this report will be filed by the Registrant by amendment to this report as soon as practicable, but not later than November 17, 2003.

(b)  Proforma Financial Information
     The pro forma financial information required to be filed as part of this report will be filed by the Registrant by amendment to this report as soon as practicable, but not later than November 17, 2003.

(c)  Exhibits

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
EXHIBIT NO.                                            DESCRIPTION
-----------                                            -----------
   2.1                                       Stock Purchase Agreement, dated as
                                             of July 17, 2003, by and among the
                                             Registrant and the stockholders of
                                             Textilease signatory thereto. (The
                                             Registrant agrees to

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
                                             furnish supplementally to the
                                             Commission a copy of any omitted
                                             schedule or exhibit to this
                                             agreement upon request by the
                                             Commission.)

  99.1                                       Press release of the Registrant
                                             dated September 2, 2003
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNIFIRST CORPORATION

Date: September 17, 2003                    By:    /s/  Ronald D. Croatti
                                                   ----------------------------
                                            Name:  Ronald D. Croatti
                                            Title: President and Chief Executive
                                            Officer

                                            By:    /s/  John B. Bartlett
                                                   ---------------------------
                                            Name:  John B. Bartlett
                                            Title: Senior Vice President

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                                  EXHIBIT INDEX

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
Exhibit No.                                   Description
-----------                                   -----------
   2.1 Stock Purchase Agreement, dated as of July 17, 2003, by and among the Registrant and the stockholders of Textilease signatory thereto. (The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.)

   99.1                  Press release of the Registrant dated September 2, 2003
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